Exhibit 99.4

Alternus Energy Group Plc Completes Business Combination with Clean Earth Acquisitions Corp.

•     Alternus Energy Group becomes majority shareholder in Alternus Clean Energy Inc.

•     Commences trading on NASDAQ under the ticker “ALCE”

Dublin Ireland, 22 December 2023 - Transatlantic clean energy independent power producer (“IPP”) Alternus Energy Group Plc (OSE: ALT) (“AEG”) has today completed its previously announced business combination with Clean Earth Acquisitions Corp. (NASDAQ: CLIN) (“Clean Earth”), a special purpose acquisition company. The business combination was approved by Clean Earth shareholders in a Special Meeting of Clean Earth shareholders on December 4, 2023.

The newly combined company will operate under the name “Alternus Clean Energy Inc.” (“Alternus Clean Energy” or the “Company”). Under the terms of the amended business combination agreement, AEG owns approximately 80% of the Company with the remaining shares owned by Clean Earth sponsors and public shareholders. The Company has acquired a majority of AEG’s assets while AEG will continue to exist as a separate legal entity and will continue to trade on the Euronext Growth stock market in Oslo under the ticker (OSE: ALT). The assets acquired comprise 168 megawatts (MW) in operation, 98 MW under construction, over 300 MW in various stages of development and an acquisition pipeline of over 1 GW.

Alternus Clean Energy’s common stock is expected to begin trading on the NASDAQ Stock Market on or about December 26, 2023 under the ticker symbol “ALCE”.

"This is a momentous step forward for Alternus and its stakeholders. The completion of the business combination with Clean Earth and resultant listing on Nasdaq, is a key strategic pillar in our commitment towards a sustainable future,” commented Alternus Clean Energy CEO, Vincent Browne. “Following a year of consolidation and reshaping the business to best capture the opportunities in hand, that deliver higher margins with lower equity requirements, we are now very well positioned to accelerate our impact, extend our reach, and drive significant growth in the business towards our goal of having 3 GW of operating assets within the next five years.”

Clean Earth CEO Aaron Ratner stated, “We are thrilled with the completion of our business combination with AEG. This strategic alignment of expertise and values positions us to make an enduring impact on the renewable energy sector. As part of Alternus Clean Energy, we are excited to leverage our combined resources to build a leading Transatlantic clean energy IPP.”

Advisors

Clean Earth was advised by Jones Group Ventures LLC as financial advisors with Winston & Strawn LLP, Proskauer Rose LLP serving as legal counsel on the transaction.

AEG was advised by Sichenzia Ross Ference Carmel LLP as their legal counsel.

About Alternus Energy Group

Alternus is a transatlantic clean energy independent power producer. Headquartered in Ireland, we currently develop, install, own, and operate utility scale solar parks in Europe and the US. Our highly motivated and dynamic team at Alternus have achieved rapid growth in recent years. Building on this, our goal is to reach 3GW of operating projects within five years through continued organic development activities and targeted strategic opportunities. Our vision is to become a leading provider of 24/7 clean energy delivering a sustainable future of renewable power with people and planet in harmony. For more information visit www.alternusenergy.com.

About Clean Earth Acquisitions Corp.

Clean Earth Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, focused on identifying and developing a strategic partnership with a business that participates in the global energy transition ecosystem that is facilitating the way that energy is produced, stored, transmitted, distributed, and consumed, all while reducing or mitigating greenhouse gas emissions. For more information visit www.cleanearthacquisitions.com.

Forward-Looking Statements

Certain statements included in this notice that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Alternus’ growth, prospects and the market for solar parks and other renewable power sources. These statements are based on various assumptions, whether or not identified in this notice, and on the current expectations of the respective management teams of Alternus Clean Energy, AEG (together with Alternus Clean Energy, the “Alternus Entities”) and Clean Earth and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Alternus Entities and Clean Earth.

These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in the Alternus Entities’ business; inherent risks relating to acquisitions and the Alternus Entities’ ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to photovoltaic plant quality and performance; risks relating to planning permissions for solar parks and government regulation; the Alternus Entities’ need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that the Alternus Entities can raise capital or meet its funding needs; the Alternus Entities’ limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of Clean Earth is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Clean Earth’s stockholders exceeds expectations or current market norms; the ability of the Alternus Entities or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the Proxy Statement and also those included under the heading “Risk Factors” in Clean Earth’s final prospectus relating to its initial public offering dated February 23, 2022 and other factors identified in Clean Earth’s prior and future filings with the SEC, available at www.sec.gov.

If any of these risks materialize or Clean Earth’s and the Alternus Entities’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Clean Earth nor the Alternus Entities presently know, or that neither Clean Earth nor the Alternus Entities currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Clean Earth’s and the Alternus Entities’ expectations, plans or forecasts of future events and views as of the date of this notice. Clean Earth and the Alternus Entities anticipate that subsequent events and developments will cause Clean Earth’s and the Alternus Entities’ assessments to change. However, while Clean Earth and the Alternus Entities may elect to update these forward-looking statements at some point in the future, Clean Earth and the Alternus Entities specifically disclaim any obligation to do so. Neither Clean Earth nor the Alternus Entities anticipate that subsequent events and developments will cause Clean Earth’s and the Alternus Entities’ assessments to change. However, while Clean Earth and the Alternus Entities may elect to update these forward-looking statements at some point in the future, Clean Earth and the Alternus Entities specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Clean Earth’s or the Alternus Entities’ assessments of any date subsequent to the date of this notice. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

For More Information:

Investors:

Alternus Energy Group

ir@alternusenergy.com

+1 (913) 815-1557

or

Media:

The Blueshirt Group

alternus@blueshirtgroup.com

+1 (323) 240-5796